UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-3

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 20, 2006
                                (Date of Report)

                             ACL SEMICONDUCTORS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-50140                16-1642709
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


              B24-B27,1/F., BLOCK B, PROFICIENT INDUSTRIAL CENTRE,
                      6 WANG KWUN ROAD, KOWLOON, HONG KONG
                    (Address of principal executive offices)

                               011- 852-2799-1996
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS FORM 8-K/A-3 FURTHER AMENDS REGISTRANT'S REPORT ON FORM 8-K FILED ON DECEMBER 20, 2006 AS AMENDED BY THAT CERTAIN FORM 8-K/A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 2006 AND AS FURTHER AMENDED BY THAT CERTAIN FORM 8-K/A-2 FILED ON JANUARY 23, 2007.

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         The Registrant received a letter dated January 10, 2007 from Stonefield Josephson, Inc., Registrant's former accountants, which is filed as an Exhibit to this report.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)   None.

           (b)   None.

           (c)   Exhibits.

                 16.1       Letter  from   Stonefield   Josephson,   Inc.  dated
                            December 19, 2006.**

                 16.2 Letter from Jeffrey Tsang & Co. dated December 19, 2006 to the Registrant.*

                 16.3       Letter from Jeffrey  Tsang & Co. dated  December 28,
                            2006 with respect the Registrant's Form 10-Q/A covering the interim period ended March 31, 2006.**

                 16.4       Letter from Jeffrey  Tsang & Co. dated  December 28,
                            2006 with respect the Registrant's Form 10-Q/A covering the interim period ended June 30, 2006.**

                 16.5 Letter from Stonefield Josephson, Inc. dated January 4, 2007. ***

                 16.6 Letter from Stonefield Josephson, Inc. dated January 10, 2007


* Previously filed as an exhibit to the Registrant's Form 8-K (File No. 000-50140) filed on December 20, 2006.

** Previously filed as an exhibit to the Registrant's Form 8-K/A (File No. 000-50140) filed on December 29, 2006.

*** Previously filed as an exhibit to the Registrant's Form 8-K/A-2 (File No. 000-50140) filed on January 23, 2007.




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



7

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52078

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 24, 2007

                                            ACL SEMICONDUCTORS INC.

                                            By:  /s/ KENNETH LAP-YIN CHAN
                                               -----------------------------
                                               Name: Kenneth Lap-Yin Chan
                                               Title: Chief Financial Officer













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


                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
-----------          -----------

16.1                 Letter from Stonefield  Josephson,  Inc. dated December 19,
                     2006.**

16.2 Letter from Jeffrey Tsang & Co. dated December 19, 2006 to the Registrant.*

16.3 Letter from Jeffrey Tsang & Co. dated December 28, 2006 with respect the Registrant's Form 10-Q/A covering the interim period ended March 31, 2006.**

16.4 Letter from Jeffrey Tsang & Co. dated December 28, 2006 with respect the Registrant's Form 10-Q/A covering the interim period ended June 30, 2006.**

16.5                 Letter from  Stonefield  Josephson,  Inc.  dated January 4,
                     2007.***

16.6                 Letter from  Stonefield  Josephson,  Inc. dated January 10,
                     2007.


* Previously filed as an exhibit to the Registrant's Form 8-K (File No. 000-50140) filed on December 20, 2006.

** Previously filed as an exhibit to the Registrant's Form 8-K/A (File No. 000-50140) filed on December 29, 2006.

*** Previously filed as an exhibit to the Registrant's Form 8-K/A-2 (File No. 000-50140) filed on January 23, 2007.











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